                                                                    EXHIBIT 10.6

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                             ATLANTIC CROSSING/AC-1
                             SUBMARINE CABLE SYSTEM

                       INDEFEASIBLE RIGHT OF USE AGREEMENT
                                       IN
                                 INLAND CAPACITY
                                 (United States)

     THIS AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement"), made and entered into as of this 21 day of June, 1999, by and among GT LANDING CORP. ("Grantor") and VIA NET WORKS EUROPE HOLDING B.V., a company organized and existing under the laws of The Netherlands (the "Purchaser").


                                  WITNESSETH:
                                  ----------

     WHEREAS, the Purchaser and Atlantic Crossing Ltd. ("ACL") are parties to the Capacity Purchase Agreement, dated as of June 21, 1999 (as amended, supplemented or otherwise modified from time to time, the "Capacity Purchase Agreement"), to which this Agreement is attached;

     WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Capacity Purchase Agreement;

     WHEREAS, subject to the terms and conditions set forth in the Capacity Purchase Agreement, the Purchaser intends to acquire an IRU in the Purchased Capacity which represents capacity on the System between the System Interface points at the Cable Stations;

     WHEREAS, Grantor has acquired rights to capacity in order to give the Purchaser the option to extend the Purchased Capacity acquired on the System beyond the Cable Station to a certain point(s) of interface in the city specified on Schedule I hereto;

  WHEREAS, the Purchaser desires to acquire rights with respect to the Inland Capacity (as defined herein) set forth on Schedule I hereto on an indefeasible right of use basis ("IRU") and such Inland Capacity represents capacity between the System Interface point of the Cable Station and the point of interface in the applicable city set forth on Schedule I hereto; and

     WHEREAS, the IRU in the Inland Capacity provided hereunder, together with the IRU in the S and T Capacity provided under the Capacity Purchase Agreement, convey to the Purchaser service between such S Capacity and the point of interface at the applicable city set forth on Schedule I hereto;

     NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants contained herein covenant and agree with each other as follows:

     1. DEFINITIONS. Terms defined in the preamble and in the recitals hereto
     --------------
shall have their respective meanings when used herein and the following terms shall have the following meanings:

     "Backhaul Agreement" means any agreement between Grantor and a
      ------------------
  Backhaul Provider, pursuant to which Grantor acquires rights in Inland
  Capacity.

     "Backhaul Provider" means any entity providing Grantor rights to
      -----------------
  Inland Capacity.

     "business day" means a day other than a Saturday, Sunday or other day
      ------------
  on which commercial banks in New York City or Bermuda are authorized or required by law to close.

     "Cable Station" means the cable station described on Schedule I
      -------------
  hereto.

     "Dollars" or "$" means United States dollars.
      -------      -

     "Grantor's Account" means the bank account of Grantor maintained with
      -----------------
  Deutsche Bank AG, New York Branch, at 31 West 52nd Street, New York, New York 10019 (account number 105330260016) or such other account as Grantor may designate to the Purchaser in writing. Wire instructions for the above-referenced account are as follows:

     Account Name:      Atlantic Crossing Ltd.
     Account Number:    105330260016
     Bank Name:         Deutsche Bank AG, New York Branch
     ABA No.:           026 003 780
     Reference:         Atlantic Crossing Attn: Lydia Zaininger

     "Initial Payment Date" means, with respect to the IRU granted in
      --------------------
  respect of any Inland Capacity set forth on Schedule I hereto, the date on which the Purchaser pays Grantor, in immediately available Dollars, the initial amount required to be paid by the Purchaser for such Inland Capacity in accordance with Section 3(b) of this Agreement.

     "Inland Capacity" means capacity on a fiber optic telecommunications
      ---------------
  system which connects the System Interface at the Cable Station to the Inland Point of Interface.

     "Inland Capacity Purchase Price" means, with respect to the IRU granted
      ------------------------------
  in respect
  of any Inland Capacity set forth on Schedule I hereto, the amount payable by the Purchaser in respect of such Inland Capacity and set forth under the heading "Purchase Price" on Schedule I hereto.

     "Inland Point of Interface" means the point of interface in the
      -------------------------
  applicable city set forth on Schedule I hereto.

     "Minimum Capacity Unit" or "MCU" means the minimum capacity to be
      ---------------------      ---
  purchased by the Purchaser in the Inland Capacity. An STM-1 is designated as the MCU for purposes of this Agreement.

     "Payment Due Date" means, with respect to the IRU granted in respect
      ----------------
  of any Inland Capacity, the payment date as set forth in Schedule I hereto.

     "RFS Date" means, with respect to any Inland Capacity, the date on
      --------
  which such Inland Capacity will be available for service and has achieved the RFS Standard described in Attachment 2.

     "Total Purchase Price" means the aggregate amount payable by the
      --------------------
  Purchaser for the IRU in the Inland Capacity and set forth on the bottom of
  Schedule I to this Agreement opposite the phrase "Total Purchase Price."

     2. IRU FOR INLAND CAPACITY. Effective on the Initial Payment Date, Grantor
     --------------------------
grants to the Purchaser, for the term of this Agreement, an IRU in the Inland Capacity on the terms and conditions set forth herein. So long as no event has occurred which entitles Grantor to suspend service under this Agreement, the Purchaser shall be entitled to the quiet enjoyment and use of the rights granted hereunder free from interference from the Grantor or any person claiming through Grantor, such as Grantor's lenders.

     3. PAYMENT FOR CAPACITY. (a) Financing. Grantor shall finance the Purchase
     -----------------------      ---------
Price for the Purchased Capacity in accordance with Schedule II of the Capacity Purchase Agreement. Payments by Purchaser shall (i) be calculated to pay Grantor interest calculated at the rate set out therein, (ii) be pre-payable, in whole or in part, without penalty, and (iii) be secured by Grantor retaining a security interest in the IRU until the Purchase Price is fully paid. Each of the parties shall, at its expense, take all such actions and make all such filings and recordings as are reasonably requested to establish, perfect and protect the other party's interest in such IRU.

     (b) Payment of Inland Capacity Purchase Price. In exchange for the IRU
         -----------------------------------------
interest granted pursuant to this Agreement in any Inland Capacity, the Purchaser shall, on or before each Payment Due Date, pay to the Grantor's Account in immediately available Dollars, an amount equal to the Inland Capacity Purchase Price; provided, however, the aggregate payments made by the Purchaser
                --------  -------
under paragraphs (a) and (b) of this Section 3 shall not exceed the Total Purchase Price.

     (c) Taxes. All payments made by the Purchaser under this Section 3 shall be
         -----
made without any deduction or withholding for or on account of any tax, duty or other charges of whatever nature imposed by any taxing or governmental authority in the jurisdiction from which payment by the Purchaser originates or in any other jurisdiction claiming the right to impose such tax, duty or charge due to the location of any business or properties of the Purchaser (collectively "Taxes"). If the Purchaser is or was required by law to make any deduction or withholding for or on account of any Taxes from any payment due hereunder to Grantor, then, notwithstanding anything to the contrary contained in this Agreement, the gross amount payable by the Purchaser to Grantor will be increased so that, after any such deduction or withholding for Taxes, the net amount received by Grantor will not be less than Grantor would have received had no such deduction or withholding been required. If any taxing or government authority asserts that the Purchaser should have made a deduction or withholding for on account of any Taxes with respect to all or a portion of any payment made hereunder, the Purchaser hereby agrees to indemnify the Grantor for such Taxes and hold the Grantor harmless on an after-tax basis from and against any Taxes, interest or penalties levied or asserted in connection therewith.

     4. OPERATION AND MAINTENANCE OF INLAND CAPACITY.
     ------------------------------------------------

     (a) Except as otherwise set forth in this Agreement, the Purchaser shall not be required to make any additional payments for costs associated with operating, maintaining and repairing the Inland Capacity in which an IRU has been granted hereunder.

     (b) Grantor shall use reasonable commercial efforts to cause the Inland Capacity in which an IRU has been granted hereunder to be maintained in efficient working order and in accordance with industry standards and, to the extent applicable, the Maintenance Performance Standards set forth in Schedule IV to the Capacity Purchase Agreement which Schedule IV is incorporated herein by reference. Grantor represents that at all times it shall use commercially reasonable efforts to require the applicable Backhaul Provider with which it has contracted to provide routine, preventive and corrective maintenance for the Inland Capacity in accordance with performance standards that at least meet prudent industry standards. Grantor will use reasonable commercial efforts to cause the Backhaul Provider with which it has contracted to perform its obligations under the applicable Backhaul Agreement.

     (c) Grantor will have sole responsibility for negotiating, executing and administering contracts related to the acquisition of rights in any Inland Capacity from Backhaul Providers.

     (d) Should any condition exist in any Inland Capacity in which an IRU has been granted hereunder that may impair the integrity of such Inland Capacity, Grantor shall take reasonable actions to cause to be initiated maintenance on such Inland Capacity and Grantor shall take reasonable actions to cause to be initiated planned maintenance on such Inland Capacity in each case which may include the deactivation of such Inland Capacity. Grantor shall, to the extent reasonably practicable, advise the Purchaser in writing at least thirty (30) days (or such shorter period as may be agreed) prior to the initiation of a planned maintenance operation of the timing and scope of such planned maintenance operation.

     (e) In addition to fulfilling its obligations as set forth in Section 4(b), in the event of disruption of service, Grantor shall use commercially reasonable efforts to cause service to be restored as quickly as reasonably possible, and Grantor shall take such measures as are reasonably necessary to obtain such objective.

     5. INVOICES; DEFAULT INTEREST. (a) Invoices. Grantor or its authorized
     -----------------------------      --------
agent shall render invoices under this Agreement in Dollars, and the Purchaser shall pay such amount in Dollars. The Purchaser shall make all payments by means of a wire transfer to the Grantor's Account. Any payments required to be made pursuant to this Agreement shall, save for the Initial Payment which shall be made in accordance with the provisions of Section 3(b), be made on the later of
(i) the date when due or (ii) thirty (30) business days after an invoice is received from Grantor by Purchaser. In the event the Purchaser has a dispute, in respect of payment(s), and such dispute is of a reasonable, good faith, commercial and uncapricious nature, the Purchaser shall be entitled to withhold such payment(s) until the dispute is resolved. The Purchaser shall, however, be obliged to use best efforts to assist in resolving such dispute referred to in this Section 5(a).

     (b) Any invoice rendered under this Agreement which is not paid when due, shall accrue interest at the annual rate of six percent (6%) above the rate for U.S. dollar LIBOR for one month as quoted in The Wall Street Journal on the
                                             -----------------------
first business day of the month in which such payment is due. Such interest shall accrue from the day following the date payment was due until it is paid in full. In the event that applicable law does not allow the imposition of "default interest" at the rate established in accordance with this Section 5(b), such "default interest" shall be at the highest rate permitted by applicable law. For purposes of this Section, "paid" shall mean that funds are available for immediate use by Grantor.

     6. DEFAULT. (a) Subject to Section 5(a) hereof, if the Purchaser fails to
     ----------
make any payment required by this Agreement on the date that it is due or if the Purchaser is otherwise in breach of this Agreement, and such payment default continues unremedied for a period of at least five (5) days or such other breach continues for a period of at least thirty (30) days, Grantor or its authorized agent may notify the Purchaser in writing of such payment default or other breach and if full payment is not received or such other breach is not fully remedied within fifteen (15) days of such notification, Grantor (i) may suspend all service provided to Purchaser hereunder (including suspending Purchaser's right to use the Inland Capacity), until such payment default or other breach has been cured (including payment of default interest, if any) and (ii) shall be entitled to pursue any and all rights and legal and equitable remedies (including its rights and remedies to enforce the Purchaser's obligations under this Agreement).

     (b) If the Grantor is in breach of this Agreement and such breach continues for a period of at least thirty (30) days, the Purchaser may notify the Grantor in writing of such breach and if such breach is not fully remedied within fifteen (15) days of such notification, the Purchaser shall be entitled to pursue any and all rights and legal and equitable remedies, including its rights and remedies to enforce Grantor's obligations under this Agreement and further including the right to terminate this Agreement and receive a pro-rata refund of the Purchase Price based upon the remaining term. The Purchaser's right to pursue any and all rights and legal and equitable remedies shall continue for so long as such breach continues, provided, however, that a subsequent cure of any such breach by Grantor shall not prejudice (i) any right or remedy properly exercised by the Purchaser prior to the time such cure has been effected, or
(ii) the Purchaser's right to claim
damages with respect to the period prior to the time such cure has been effected.

     7. USE OF CAPACITY. (a) The use of the Inland Capacity granted hereunder
     ------------------
and any equipment associated therewith shall be such as not to interrupt, interfere with, or impair service over any of the facilities comprising the System or the Inland Capacity, or impair privacy of any communications over such facilities, cause damage to plant or create hazards to employees, affiliates or connecting companies of ACL, the Grantor, any Backhaul Provider or any other user, owner or operator of the System or the Inland Capacity or the public. The Purchaser shall bear the cost of any additional protective apparatus reasonably required to be installed because of the use of such facilities by the Purchaser, any lessees or permitted transferees of the Purchaser, or any customer or customers of the Purchaser or of any such lessee or transferee, provided, however, that this Section 7(a) shall only apply to the extent that such use is outside the ordinarily anticipated use of such facilities. The Grantor will cause all other purchasers of capacity in Inland Capacity provided hereunder to undertake obligations comparable to those of the Purchaser set forth in this Section, and the Purchaser shall cause all permitted users of the IRU in the Inland Capacity granted hereunder to undertake comparable obligations.

     (b) The IRU in the Inland Capacity granted hereunder shall be made available to Grantor or the Backhaul Providers (or any of their subsidiaries or agents), Iat such times agreeable to the Purchaser and Grantor or the Backhaul Providers, as the case may be, to permit Grantor or the Backhaul Providers to conduct such tests and adjustments as may be necessary for such capacity to be maintained in efficient working order.

     8. DURATION OF AGREEMENT. (a) This Agreement shall become effective on the
     ------------------------
day and year set forth in the preamble hereto and shall continue in operation until the twenty-fifth (25th) anniversary of the RFS Date for the System (the "Term").
 ----

     (b) The termination of this Agreement (whether under this Section or otherwise) shall not relieve the Purchaser from any liabilities arising prior to such termination.

     9. APPROVALS; LICENSES. The performance of this Agreement by each party
     ----------------------
hereto is contingent upon the obtaining and the continuance of such approvals, consents, governmental authorizations, licenses and permits as may be required or reasonably deemed necessary by such party for performance by such party hereunder and as may be satisfactory to it. The parties shall use reasonable efforts to obtain and continue, and to have continued, such approvals, consents, licenses and permits. No license under patents is granted by Grantor or shall be implied or arise by estoppel in the Purchaser's favor with respect to any apparatus, system or method used by the Purchaser in connection with the use of the Inland Capacity granted to it hereunder.

     10. DISCLAIMER. (a) Grantor has entered into Backhaul Agreements to obtain
     --------------
plant, equipment and services necessary to allow the Inland Capacity to be placed into operation on the applicable scheduled RFS Date. UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT, ANY OTHER WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE SPECIFICALLY DISCLAIMED.

     (b) The Purchaser has entered into the Capacity Purchase Agreement with ACL in order to acquire an IRU in certain capacity on the System. The Purchaser acknowledges and agrees that Grantor does not warrant or guarantee the performance of the Capacity Purchase Agreement (or the Right of Use Agreement) and shall have no liability with respect thereto.

     11. LIMITATIONS OF LIABILITY. (a) Except as otherwise provided in this
     ----------------------------
Agreement, in no event shall any party hereto be liable to the other for consequential, incidental, indirect or special damages, including, but not limited to, loss of revenue, loss of business opportunity or the costs associated with the use of external restoration facilities, including, without limitation, for any loss or damage sustained by reason of any failure in or breakdown of any Inland Capacity or the facilities associated therewith, the failure of any Backhaul Provider to perform the terms and conditions of any Backhaul Agreement to which it is a party or for any interruption of service, whatever the cause and however long it shall last.

     (b) Grantor shall not be liable to the Purchaser for any loss or damage which may be suffered by the Purchaser by reason of any circumstances beyond the control of Grantor and having an adverse effect on the provision of any part of the Inland Capacity in which the Purchaser is entitled to capacity or has any other right or interest under this Agreement. Failure by a subcontractor of any of the parties to comply with its contractual commitments to such party shall not be deemed to be an event beyond the reasonable control of such party for the purposes of this Section 11.

     (c)(i) Grantor shall not be liable to the Purchaser for any loss or damage which may be suffered by the Purchaser as a result of, related to, or in connection with, the Purchaser's compliance or non-compliance with any applicable state, federal, foreign governmental, international (foreign or domestic) or other law related to the transfer of the IRU in, or the use of, the Inland Capacity granted hereunder.

     (ii) The Purchaser shall not be liable to Grantor for any loss or damage which may be suffered by Grantor as a result of, related to, or in connection with, Grantor's non-compliance with any applicable state, federal, foreign governmental, international (foreign or domestic) or other law related to the transfer by Grantor of the IRU to the Purchaser in, or Grantor's operation, ownership or use of, the Inland Capacity.

     12. EXPORT CONTROL. The parties hereto acknowledge that to the extent any
     ------------------
products, software or technical information provided under this Agreement are or may be subject to any applicable export laws and regulations, the parties hereto agree that they will not use, distribute, transfer or transmit the products, software or technical information (even if incorporated into other products) except in compliance with such export laws and regulations (or licenses or orders issued pursuant thereto). If requested by either party hereto the other party agrees to sign all necessary export-related documents as may be required to comply therewith.

     13. REPRESENTATIONS; INDEMNITY. (a) Grantor hereby represents and warrants
     ------------------------------
to Purchaser that (i) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (ii) the execution, delivery and performance of this Agreement by Grantor has been duly authorized by all necessary corporate action on the part of Grantor and this Agreement is a valid, binding and enforceable obligation of Grantor enforceable in accordance with its terms and (iii) the execution, delivery and performance of this Agreement by Grantor does not violate, conflict with or constitute a breach of, the organizational documents or any order, decree or judgment of any court, tribunal or governmental authority binding on Grantor.

     (b) Purchaser hereby represents and warrants to Grantor that (i) Purchaser is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance of this Agreement by Purchaser has been duly authorized by all necessary corporate action on the part of Purchaser and this Agreement is a valid, binding and enforceable obligation of Purchaser enforceable in accordance with its terms; and (iii) the execution, delivery and performance of this Agreement by Purchaser does not violate, conflict with or constitute a breach of, the organizational documents or any order, decree or judgment of any court, tribunal or governmental authority binding on Purchaser.

     (c) Each party hereby represents and warrants to the other party that it has obtained all approvals, consents, governmental authorizations, licenses and permits as may be required to enter into this Agreement, and grant or acquire, as the case may be, the IRU in the Inland Capacity and otherwise to perform its obligations hereunder.

     (d) The foregoing representations and warranties shall survive the execution and delivery of this Agreement.

     (e) Subject to Section 11, the Purchaser agrees to indemnify and hold harmless Grantor and its officers, directors, employees, agents, representatives, successors and assigns (each, an "indemnitee") from and against any loss, damage, expense or cost arising out of or in connection with (i) any breach or violation by the Purchaser of applicable law or governmental regulation, and (ii) any claims of whatever nature by third parties with respect to services provided by the Purchaser.

     (f) Subject to Section 11, Grantor agrees to indemnify and hold harmless the Purchaser and its officers, directors, employees, agents and representatives from and against any loss, damage, expense or cost arising out of or in connection with: (i) any breach or violation by Grantor of applicable law or governmental regulation, and (ii) any claims of whatever nature by third parties with respect to the services provided by Grantor.

     14. RELATIONSHIP OF THE PARTIES. This Agreement shall not form a joint
     -------------------------------
venture or partnership or similar business arrangement between the parties hereto, and nothing contained herein shall be deemed to constitute a partnership or joint venture or similar business arrangement.

     15. NO THIRD PARTY BENEFICIARIES. This Agreement does not provide and is
     --------------------------------
not intended to provide third parties (including, but not limited to, customers of the Purchaser, any permitted transferee of the Inland Capacity acquired hereunder or any other permitted user of the Inland Capacity) with any remedy, claim, liability, reimbursement, cause of action, or any other right, except for assignees pursuant to an assignment which is permitted under Section 16 of this Agreement. Furthermore, the Purchaser acknowledges that it is not a third party beneficiary of any agreement entered into by Grantor including, but not limited to, the Backhaul Agreements.

     16.  ASSIGNMENT.
     ---------------

(a) This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto, the Subsidiary Grantors and their respective successors and permitted assigns.

(b) The Grantor shall solely be responsible for complying with all of the terms binding on the "Grantor" hereunder and shall not be permitted to assign, transfer or otherwise dispose of any or all of its right, title or interest hereunder or delegate any or all of its obligations hereunder to any person or entity except that the Grantor and the Subsidiary Grantors shall be
               ------
     permitted to (i) effect a collateral assignment of their respective rights hereunder to one or more lenders to Grantor or its affiliates and (ii) assign, transfer or otherwise dispose of any or all of their rights hereunder and under the Subsidiary IRU Agreement and delegate any or all of their obligations hereunder and under the Subsidiary IRU Agreement to any present or future affiliated company of the Grantor or to an entity controlled by, under the same control as, or controlling, the Grantor. The Grantor shall give the Purchaser notice of any such assignment, transfer or other disposition or any such delegation.

(c) The Purchaser shall solely be responsible for complying with all of the terms binding on the "Purchaser" hereunder and shall not be permitted to assign, transfer or otherwise dispose of any or all of its right, title or interest hereunder or under the Subsidiary IRU Agreement (except for leases, licenses and transfers of the right to use Capacity to the extent set forth in Section 16(d) below) or delegate any or all of its obligations hereunder or under the Subsidiary IRU Agreement to any person or entity except (i) a collateral assignment of its rights hereunder to one or more lenders to the Purchaser or its affiliates, and (ii) to any present or future affiliated company of the Purchaser or to an entity controlled by, under the same control as, or controlling, the Purchaser; and (iii) incident to the transfer of all or substantially all of its business or a substantial portion of its business (which shall include, without limitation, a transfer of assets); provided, however, that the Purchaser
                                        --------
     shall remain responsible for the performance of its obligations hereunder to the extent the assignee fails to perform such obligations.

(d) (i) The Purchaser may enter into one or more agreements to lease or license the right to use any Purchased Capacity, so long as all such leases or licenses with any particular lessee or licensee (including all affiliates thereof) involve in the aggregate less than one (1) MCU of Purchased Capacity;

     (ii) The Purchaser may transfer a right to use any Purchased Capacity to a Carrier Party, so long as all such transfers to any particular transferee (including all affiliates thereof) involve in the aggregate less than one MCU of Purchased Capacity;

     (iii) Purchaser may not enter into any arrangements to lease, license or transfer a right to use an aggregate (in any combination of such arrangements) of one or more

     MCUs of Purchased Capacity to any particular lessee, licensee or transferee (including all affiliates thereof).

     (iv) No lease, license or transfer permitted by this Section 16(d) shall involve any delegation or other transfer of any of Purchaser's obligations or liabilities hereunder. Each lessee, licensee and transferee of any right to use Purchased Capacity shall derive all of its rights solely through the Purchaser and such rights shall be enforceable solely against the Purchaser. No such lessee, licensee or transferee shall become a third party beneficiary of this Agreement or obtain any right, title or interest in, to or under this Agreement or the Subsidiary IRU Agreement or the ability to enforce any provision hereof or thereof nor shall any thereof have any rights or claims against the Grantor for any reason whatsoever. The rights of any lessee, licensee or transferee of a right to use any Purchased Capacity shall be subject and subordinate to all the terms of this Agreement (including the Grantor's right to suspend service in the event of a default by Purchaser hereunder) and Purchaser shall remain primarily liable hereunder for the performance of all the terms of this Agreement to the same extent as if such lease, license or transfer had not occurred. Any such lease, license or transfer agreement shall prohibit further assignment, transfer or other disposition of Purchased Capacity except in accordance with the terms of this Section 16.

(e) The Grantor will cause to be maintained a Customer Care Center to provide service to the Purchaser and other users of the System. Only Carrier Parties which have acquired and hold the right to use one or more whole MCUs of Capacity shall be entitled to utilize the services of the Customer Care Center. Every entity which has the right to use one or more MCUs of Capacity shall promptly contact the Customer Care Center and provide all such information reasonably requested by the Customer Care Center.

(f) Any assignment, transfer or other disposition by either Party which is in violation of this Section shall be void and of no force and effect.

     17. CONDITION TO PURCHASER'S OBLIGATIONS. The Purchaser's obligation to pay
     ----------------------------------------
for an IRU with respect to any Inland Capacity connecting with any Purchased Capacity on any Segment other than Segment S-1 (for which the RFS Date has already occurred) shall terminate if the RFS Date for such Purchased Capacity has not occurred by June 30, 1999. In any such event, the Purchaser may terminate this Agreement in its entirety and receive a complete refund of all amounts paid hereunder or the Purchaser may terminate this Agreement only with respect to such Inland Capacity in which case Grantor shall refund all amounts paid by the Purchaser, if any, with respect to such Inland Capacity as to which Purchaser's obligation has terminated within thirty (30) days after the applicable date.

     18. NOTICES. Each notice, demand, certification or other communication
     -----------
given or made under this Agreement shall be in writing and shall be delivered by hand or sent by registered mail or by facsimile transmission to the address of the respective party as set forth below its signature hereto (or such other address as may be designated in writing to the other party hereto in accordance with the terms of this Section). Any change to the name, address and facsimile numbers may be made at any time by giving fifteen (15) days prior written notice in accordance with this Section. Any such notice, demand or other communication shall be deemed to have been received, if delivered by hand, at the time of delivery or, if posted, at the expiration of seven (7) days after the envelope containing the same shall have been deposited in the post maintained for such purpose, postage prepaid, or, if sent by facsimile, at the date of transmission if confirmed receipt is followed by postal notice.

     19. INCORPORATION BY REFERENCE. The provisions of Sections 12, 14, 15, 23,
     ------------------------------
24, 25 and 26 of the Capacity Purchase Agreement are hereby incorporated herein by reference, mutatis mutandis, and shall be deemed a part of this Agreement as if fully set forth herein.

     20. PUBLICITY AND CONFIDENTIALITY. (a) The provisions of this Agreement and
     ---------------------------------
any non-public information, written or oral, with respect to this Agreement ("Confidential Information") will be kept confidential and shall not be disclosed, in whole or in part, to any person other than affiliates, officers, directors, employees, agents or representatives of a party (collectively, "Representatives") who need to know such Confidential Information for the purpose of negotiating, executing and implementing this Agreement. Each party agrees to inform each of its Representatives of the non-public nature of the Confidential Information and to direct such persons to treat such Confidential Information in accordance with the terms of this Section 20. Nothing herein shall prevent a party from disclosing Confidential Information (i) upon the order of any court or administrative agency, (ii) upon the request or demand of, or pursuant to any regulation of, any regulatory agency or authority, (iii) to the extent reasonably required in connection with the exercise of any remedy hereunder, (iv) to a party's legal counsel or independent auditors, (v) to prospective lenders to the Grantor, and (vi) to any actual or proposed assignee, transferee or lessee of all or part of its rights hereunder provided that such actual or proposed assignee agrees in writing to be bound by the provisions of this Section 20.

     (b) The foregoing shall not restrict either party from publicly announcing that it has entered into this Agreement with the parties hereto, but without including any details contained in this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective on the date first written above.

                              VIA NET WORKS EUROPE HOLDING B.V.



                                  By:  VIA NET.WORKS, INC., its
                                       Managing Director

                                  By:  /s/ Matt Nydell
                                       -------------------------
                                  Name:  Matt Nydell
                                         -----------------------
                                  Title: VP & General Counsel
                                         -----------------------

                              c/o VIA NET.WORKS, Inc.
                              121000 Sunset Hills Road, Suite 110
                              Reston, VA 20190 USA

                              Attention:  Matt S. Nydell, Esq., V.P., General
                                          Counsel and Secretary
                              Facsimile:  703-464-0608



                              GT LANDING CORP.



                                  By:  /s/ Doug Molyneux
                                       ----------------------------
                                  Name:  Doug Molyneux
                                         --------------------------
                                  Title: Under a Power of Attorney
                                         --------------------------


                              c/o Atlantic Crossing Ltd.
                              Wessex House
                              45 Reid Street
                              Hamilton HM 12
                              Bermuda

                              Attention: President
                              Facsimile: 441-296-8606

                                                                      SCHEDULE I

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.*****

                         DESCRIPTION OF INLAND CAPACITY

============================================================================================================
      (a)                     (b)                        (c)                   (d)                 (e)
   Date of        Inland Capacity (set forth    Number of Whole MCUs      Price Per Whole       (c) x (d)
 Transaction       Cable Station and Inland                                    MCU            Purchase Price
                      Point of Interface)
------------------------------------------------------------------------------------------------------------
                        Brookhaven, NY                One (1)                [*****]            [*****]
                              to                                          (See Note 1)        (See Note 1)
                       60 Hudson Street
                         New York City
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

============================================================================================================

                           Total Purchase Price             [*****]
                           Payment Received May 28          [*****]
                           Net Purchase Price Due           [*****]

                           Purchase Price To Be Financed    [*****]

Note 1 :  Subject to Section 2(a) hereof.

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the the omitted portions.*****

                                 VIA Net Works

                              INSTALLMENT PAYMENTS
                                   US BACKHAUL


Price per MCU                    [*****]
Payment Due Date                 September 30, 1999

Payment Terms
-------------

Date                             Payment
----                             -------

Payment received May 28, 1999    [*****]
Deposit upon signing             [*****]
September 30, 1999               [*****]
December 31, 1999                [*****]
March 31, 2000                   [*****]
June 30, 2000                    [*****]
September 30, 2000               [*****]
December 31, 2000                [*****]
March 31, 2001                   [*****]
June 30, 2001                    [*****]
September 30, 2001               [*****]
December 31, 2001                [*****]
March 31, 2002                   [*****]
June 30, 2002                    [*****]

Total                            [*****]

VIA Net Works

By:
   -----------------
Name:
Date:

                                                                   ATTACHMENT II

                                  RFS STANDARD


     RFS Standard means for any Inland Capacity that (a) the fiber optic telecommunications system carrying such capacity has the ability to carry commercial traffic between the System Interface at the Cable Station to the Inland Point of Interface meeting performance criteria of ITU-T G.826 and has protection switching capability and (b) the interface to the System shall be STM-1 (optical interface) as specified in ITU Recommendation G.957 and 1+1 protected or equivalent.